SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     January 16, 2001
                                                ------------------------------

                                MCSi, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


   Maryland                     000-21561                 31-1001529
------------------------    -----------------        ---------------------
(State or other jurisdiction (Commission File       (IRS Employer
  of incorporation)            Number)                Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                          45429
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:         (937) 291-8282
                                                   -----------------------

                                   N/A
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)



Item 5.   OTHER EVENTS

     The purpose of this Form 8-K is to file a consent of PricewaterhouseCoopers, LLP, the independent accountants for MCSi, Inc. (the "Registrant"), covering certain registration statements of the Registrant.

Item. 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     The following Exhibit is filed herewith:

     EXHIBITS

     Exhibit No.         Description
     -----------         ------------

         23.1            Consent of PricewaterhouseCoopers.


















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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MCSi, INC.


                              /s/ Ira H. Stanley
                              ------------------------------------------
                              Ira H. Stanley
                              Vice President and Chief Financial Officer

Date:     January 16, 2001
























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